                                                                 CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2000

                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                   0-23108                  Not Applicable
--------                   -------                  --------------
(State of                  (Commission              (IRS Employer
organization)              File Number)             Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                         19720
---------------------------------------------------
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7184

                                 Not Applicable
                  --------------------------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 165
                         Index to Exhibits is on page 8

Item 5.  Other Events

A)       Series 1993-3:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1994-A:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1994-A, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-1:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1995-1, which is attached as Exhibit 20(d) hereto.

E)       Series 1995-2:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1995-2, which is attached as Exhibit 20(e) hereto.

F)       Series 1995-3:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1995-3, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-1:
On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1996-1, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-2:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1996-2, which is attached as Exhibit 20(h) hereto.

I)       Series 1996-3:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1996-3, which is attached as Exhibit 20(i) hereto.

J)       Series 1996-4:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1996-4, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-1:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1997-1, which is attached as Exhibit 20(k) hereto.

L)       Series 1997-2:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1997-2, which is attached as Exhibit 20(l) hereto.



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


M)       Series 1997-3:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1997-3, which is attached as Exhibit 20(m) hereto.

N)       Series 1997-4:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1997-4, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-1:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-1, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-2:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-2, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-3:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-3, which is attached as Exhibit 20(q) hereto.

R)       Series 1998-4:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-4, which is attached as Exhibit 20(r) hereto.

S)       Series 1998-6:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-6, which is attached as Exhibit 20(s) hereto.

T)       Series 1998-7:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1998-7, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-1:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-1, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-2:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-2, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-3:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-3, which is attached as Exhibit 20(w) hereto.

X)       Series 1999-4:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-4, which is attached as Exhibit 20(x) hereto.

Y)       Series 1999-5:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-5, which is attached as Exhibit 20(y) hereto.

Z)       Series 1999-6:

On January 18, 2000 the Registrant made available the Monthly
Certificateholders' Statement for December 1999 with respect to Series 1999-6, which is attached as Exhibit 20(z) hereto.

Item 7. Financial Statements and Exhibits

c)    Exhibits

Exhibit No.        Description
-----------        -----------
20(a)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1993-3.

20(b)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1994-2.

20(c)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1994-A.

20(d)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1995-1.

20(e)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1995-2.

20(f)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1995-3.

20(g)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1996-1.

20(h)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1996-2.

20(i)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1996-3.

20(j)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1996-4.

20(k)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1997-1.

20(l)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1997-2.

20(m)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1997-3.

20(n)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1997-4.

20(o)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-1.

20(p)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-2.

20(q)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-3.

20(r)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-4.

20(s)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-6.

20(t)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1998-7.

20(u)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-1.

20(v)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-2.

20(w)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-3.

20(x)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-4.

20(y)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-5.

20(z)              Monthly Certificateholders' Statement, related to the month ending
                   December 31, 1999, for Series 1999-6.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                           By: GREENWOOD TRUST COMPANY
                               as originator of the Trust

                           By: John J. Coane
                               ---------------------------------------------
                               John J. Coane
                               Vice President, Chief Accounting
                               Officer and Treasurer

Date:  January 18, 2000

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
20(a)                 Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1994-A.

20(d) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1995-1.

20(e) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1995-2.

20(f) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1995-3.

20(g) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1996-1.

20(h) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1996-2.

20(i) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1996-3.

20(j) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1996-4.

20(k) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1997-1.

20(l) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1997-2.

20(m) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1997-3.

20(n) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1997-4.

20(o) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-1.

20(p) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-2.

20(q) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-3.

20(r) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-4.

20(s) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-6.

20(t) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1998-7.

20(u) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-1.

20(v) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-2.

20(w) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-3.

20(x) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-4.

20(y) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-5.

20(z) Monthly Certificateholders' Statement, related to the month ending December 31, 1999, for Series 1999-6.



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